Exhibit 99.1

NEWS RELEASE

HEALTH CARE PROPERTY INVESTORS, INC. REPORTS RESULTS FOR

THE QUARTER AND YEAR ENDED DECEMBER 31, 2004

LONG BEACH, CA, February 14, 2005 — Health Care Property Investors, Inc. (NYSE:HCP), a health care real estate investment trust (“REIT”), today announced operating results for the quarter and year ended December 31, 2004. Net income applicable to common shares for the quarter ended December 31, 2004 totaled $40.8 million, or $0.30 per diluted share of common stock. This compares with net income applicable to common shares of $41.4 million, or $0.32 per diluted share of common stock for the quarter ended December 31, 2003. Net income applicable to common shares for the full year 2004 was $147.9 million, or $1.11 per diluted share of common stock, compared to $121.8 million, or $0.97 per diluted share of common stock, in the year ago period.

The Company’s results for the quarter and year ended December 31, 2004 includes income of $5.7 million resulting from the Company’s change in estimate related to the collectability of straight-line rental income from affiliates of American Retirement Corporation (“ARC”). Net income for the quarter and year ended December 31, 2003 includes a $3.4 million accrual reversal related to the 1999 acquisition of American Health Properties and the full year 2003 includes preferred stock redemption charges of $18.6 million.

Funds From Operations (“FFO”) was $60.6 million, or $0.45 per diluted share of common stock, for the quarter ended December 31, 2004, compared to FFO of $59.9 million, or $0.46 per diluted share of common stock, for the quarter ended December 31, 2003. Prior to asset impairment charges, FFO was $0.45 and $0.47 per diluted share for the quarters ended December 31, 2004 and 2003, respectively. FFO for the year ended December 31, 2004 was $221.5 million, or $1.66 per diluted share of common stock, compared to $192.2 million, or $1.54 per diluted share of common stock in 2003. Prior to asset impairment charges of $17.1 million and $14.0 million, FFO per diluted share of common stock for the years 2004 and 2003 was $1.79 and $1.64, respectively. FFO is a supplemental non-GAAP financial measure used to evaluate the operating performance of real estate investment trusts.

HIGHLIGHTS and RECENT DEVELOPMENTS

•	During the fourth quarter of 2004, the Company made investments of approximately $117 million, principally the previously announced purchase of three medical office buildings, a 42% condominium interest in a fourth medical office building, and one retail/garage building for $111 million from Swedish Medical Center in Seattle, Washington.

•	Aggregate investments, including $70 million of medical office development properties placed in service, for the full year 2004 were approximately $538 million, or $438 million net of related mezzanine debt repayments. For the year ended December 31, 2004, the Company’s investments were allocated among the following sectors: 23% assisted living and continuing care retirement communities, 19% skilled nursing facilities, 49% medical office buildings, and 9% life sciences properties. The Company also sold properties valued at approximately $170 million, principally comprised of medical office buildings.

•	On January 31, 2005, the Company announced that its Board of Directors declared a quarterly common stock cash dividend of $0.42 per share. The common stock dividend will be paid on February 18, 2005 to stockholders of record as of the close of business on February 7, 2005. This dividend equals $1.68 per share on an annualized basis.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast for Tuesday, February 15, 2005 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter and year ended December 31, 2004. The conference call is accessible by dialing 800-706-7745 (U.S.) and 617-614-3472 (International). The participant pass code is 34124655. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Pacific Time on February 15, 2005 through March 1, 2005 on the Company’s web site.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered real estate investment trust (“REIT”) that invests directly or through joint ventures in health care facilities. As of December 31, 2004, the Company’s portfolio of properties, including investments through joint ventures and mortgage loans, included 527 properties in 43 states and consisted of 29 hospitals, 171 skilled nursing facilities, 119 assisted living and continuing care retirement communities (“CCRCs”), 184 medical office buildings and 24 other health care facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

###

Contact:

Health Care Property Investors, Inc., Long Beach, California

Talya Nevo-Hacohen

Senior Vice President – Strategic Development and Treasurer

(562) 733-5104

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release and in the supplement, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Examples of such forward looking statements include the Company’s beliefs and statements regarding net income and FFO guidance for fiscal year 2005. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of health care facilities, competition for lessees and mortgagors (including new leases and mortgages and the renewal or roll-over of existing leases); continuing operational difficulties in the skilled nursing and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in health care laws and regulations and other changes in the health care industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments. Some of these risks, and other risks, are described from time to time in Health Care Property Investors’ Securities and Exchange Commission filings.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary of Information (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Revenues	$115,449	$104,134	$428,684	$376,304
Net income applicable to common shares	$40,848	$41,435	$147,910	$121,849
Basic earnings per share	$0.31	$0.32	$1.12	$0.98
Diluted earnings per share	$0.30	$0.32	$1.11	$0.97
Shares used to calculate diluted earnings per share	134,308	131,020	133,362	126,130

Funds from operations (1)	$60,646	$59,930	$221,514	$192,239
Diluted funds from operations per share (1)	$0.45	$0.46	$1.66	$1.54

Impairments	$450	$2,340	$17,067	$13,992
Per share impact of impairments on diluted funds from operations	$—	$0.01	$0.13	$0.10

(1)	The Company believes that Funds From Operations (FFO) and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as net income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains (or losses) from real estate dispositions, plus real estate depreciation and amortization, and after adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs, and should not be considered an alternative to net income. A reconciliation of net income applicable to common shares to FFO is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Revenues
Rental income	$108,646	$87,117	$388,631	$324,796
Equity in income from unconsolidated joint ventures	530	2,435	2,157	2,889
Interest and other income	6,273	14,582	37,896	48,619

	115,449	104,134	428,684	376,304

Costs and expenses
Interest	23,481	22,776	89,136	88,297
Real estate depreciation and amortization	23,497	19,450	87,026	73,345
Operating	13,905	10,339	43,255	32,513
General and administrative	10,525	8,267	36,031	24,366
Impairments	—	2,090	3,186	2,090

	71,408	62,922	258,634	220,611

Income from operations	44,041	41,212	170,050	155,693
Minority interests	(3,105)	(3,454)	(12,204)	(9,751)

Income from continuing operations	40,936	37,758	157,846	145,942

Discontinued operations
Operating income from discontinued operations	668	2,857	3,990	12,409
Gain on real estate dispositions, net of impairments	4,527	3,783	7,204	234

	5,195	6,640	11,194	12,643

Net income	46,131	44,398	169,040	158,585
Dividends to preferred stockholders	(5,283)	(2,963)	(21,130)	(18,183)
Preferred stock redemption charges	—	—	—	(18,553)

Net income applicable to common shares	$40,848	$41,435	$147,910	$121,849

Basic earnings per share
Income from continuing operations applicable to common shares	$0.27	$0.27	$1.04	$0.87
Discontinued operations	0.04	0.05	0.08	0.11

Net Income applicable to common shares	$0.31	$0.32	$1.12	$0.98

Diluted earnings per share
Income from continuing operations applicable to common shares	$0.27	$0.27	$1.03	$0.87
Discontinued operations	0.03	0.05	0.08	0.10

Net Income applicable to common shares	$0.30	$0.32	$1.11	$0.97

Shares used to calculate earnings per share
Basic	132,840	129,224	131,854	124,942

Diluted	134,308	131,020	133,362	126,130

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Net income applicable to common shares	$40,848	$41,435	$147,910	$121,849
Real estate depreciation and amortization:
Continuing operations	23,497	19,450	87,026	73,345
Discontinued operations	195	1,491	2,287	6,778
Gain on real estate dispositions	(4,977)	(4,033)	(21,085)	(12,136)
Joint venture FFO adjustments	1,083	1,587	5,376	2,403

Funds from operations (1)	$60,646	$59,930	$221,514	$192,239

Dividends on convertible units	$2,148	$2,194	$4,342	$3,468

Diluted funds from operations	$62,794	$62,124	$225,856	$195,707

Diluted funds from operations per share (1)	$0.45	$0.46	$1.66	$1.54

Shares used to calculate diluted FFO	139,361	136,438	135,940	127,490

Impairments	$450	$2,340	$17,067	$13,992

Per share impact of impairments on diluted funds from operations	$—	$0.01	$0.13	$0.10

(1)	The Company believes that Funds From Operations (FFO) and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as Net Income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains (or losses) from real estate dispositions, plus real estate depreciation and amortization, and after adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheet (Unaudited)

In Thousands

	December 31, 2004	December 31, 2003
Assets
Real estate investments:
Buildings and improvements	$3,025,707	$2,682,206
Accumulated depreciation and amortization	(534,573)	(486,421)

	2,491,134	2,195,785
Development in progress	25,777	64,303
Land	299,461	283,352

	2,816,372	2,543,440
Loans receivable	139,919	184,360
Loans to joint venture partners	6,473	83,253
Investments in and advances to unconsolidated joint ventures	60,506	172,450
Accounts receivable	14,834	16,471
Cash and cash equivalents	20,555	17,768
Other assets	43,975	18,215

Total assets	$3,102,634	$3,035,957

Liabilities and Stockholders’ Equity
Bank notes payable	$300,100	$198,000
Senior notes payable	1,046,690	1,050,476
Mortgage notes payable	139,416	158,808
Accounts payable and accrued expenses	59,905	55,055
Deferred revenue	15,300	16,080
Minority interests in joint ventures	21,515	12,931
Minority interests convertible into common stock	100,266	103,990
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	133,660	131,040
Additional paid-in capital	1,403,333	1,355,299
Cumulative net income	1,348,089	1,179,049
Cumulative dividends	(1,739,859)	(1,497,727)
Other equity	(10,954)	(12,217)

Total stockholders’ equity	1,419,442	1,440,617

Total liabilities and stockholders’ equity	$3,102,634	$3,035,957

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

In Thousands

OTHER FINANCIAL INFORMATION

The following summarizes certain information for the quarters and years ended December 31, 2004 and 2003:

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Capitalized interest	$769	$746	$1,650	$1,210
Amortization of deferred financing costs	1,562	659	3,823	2,639
Income from straight-line rents and interest	7,794	690	11,864	2,120
Lease commissions and tenant and capital improvements	468	1,466	3,419	6,470

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Rental Income:

Triple net	$79,710	$64,054	$280,080	$240,156
Medical office buildings and other	28,936	23,063	108,551	84,640

	$108,646	$87,117	$388,631	$324,796

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of December 31, 2004

Dollars and Square Feet In Thousands

PORTFOLIO - OVERVIEW BY INVESTMENT(1)

	Property Count	Investment(2)		Revenues Less Operating Expenses(12)(13)
		Amount	%	Amount	%
Owned Portfolio	401	$3,336,929	94	$348,785	95
Secured Loan Portfolio	26	140,700	4	14,288	4
Unconsolidated Joint Ventures	100	60,506	2	2,157	1

Totals	527	$3,538,135	100	$365,230	100

PORTFOLIO - OVERVIEW BY PROPERTY TYPE(1)(4)

	Property Count	Beds/Units(3)(5)(6)	Square Ft. (3)(5)(6)	Facility Occupancy%(5)(6)		Number of States
				12/31/04	9/30/04
Hospital	29	3,466 Beds	—	56	59	16
Skilled Nursing	171	20,469 Beds	—	82	80	33
ALF & CCRC	119	12,950 Units	—	85	86	32
MOB	184	—	10,065	91	91	23
Other	24	—	1,463	100	100	7

Totals	527

OPERATOR CONCENTRATION – OWNED AND SECURED LOAN PORTFOLIO

	Property Count	Investment(2)	Revenues Less Operating Expenses(12)(13)
			Amount	%
Tenet Healthcare	8	$422,539	$52,624	14
American Retirement Corp.	17	405,678	49,347	13
Emeritus Corporation	37	248,852	24,098	6
Kindred Healthcare, Inc.	20	79,554	15,995	4
HealthSouth Corporation	9	108,432	15,242	4
Beverly Enterprises, Inc.	19	67,804	8,902	2
Pioneer Valley Hospital	2	68,675	8,351	2
Trilogy Healthcare	14	80,146	8,342	2
Covenant Care	12	57,200	7,868	2
HCA Inc.	7	67,762	7,460	2
Other public companies	25	239,658	27,419	7
Other operators	257	1,631,329	151,467	42

Totals	427	$3,477,629	$377,115	100

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of December 31, 2004

Dollars and Square Feet In Thousands

OWNED PROPERTY PORTFOLIO - OVERVIEW BY TYPE(4)(11)

	Property Count	Investment	Beds Units (3)(5)(6)	Square Feet(3)	Facility Occupancy%(5)(6)		Cash Flow Coverage (5)(6)(7)	Revenues Less Operating Expenses(12)(13)
					12/31/04	9/30/04
Hospital	27	$729,957	3,352	—	56	60	1.7	$92,768
Skilled Nursing	157	656,454	18,548	—	82	80	1.3	81,890
ALF & CCRC	103	905,643	11,124	—	85	86	1.1	83,454
MOB	90	830,905	—	4,729	94	92	—	69,471
Other	24	213,970	—	1,463	100	100	—	21,202

Totals	401	$3,336,929						$348,785

OWNED PROPERTY PORTFOLIO - OVERVIEW BY STATE(4)

	Hospital		Skilled Nursing		ALF & CCRC		MOB		Other		Total
State	No.	Beds (3)(5)(6)	No.	Beds (3)(5)(6)	No.	Units (3)(5)(6)	No.	Square Ft.(3)(5)(6)	No.	Square Ft.(3)(5)(6)	No.
TX	4	326	9	1,079	25	2,539	10	905	—	—	48
IN	—	—	32	3,716	3	205	13	393	—	—	48
CA	4	828	12	1,162	8	629	11	607	3	420	38
FL	2	312	8	930	17	2,473	4	138	—	—	31
UT	1	139	1	120	—	—	21	897	8	510	31
TN	—	—	13	1,981	1	60	4	410	2	101	20
OH	—	—	12	1,543	3	375	1	37	—	—	16
AZ	2	94	3	286	4	554	7	301	—	—	16
WA	—	—	2	252	3	320	6	103	—	—	11
VA	—	—	9	934	1	90	1	87	—	—	11
NC	1	355	7	862	2	130	—	—	—	—	10
Other	13	1,298	49	5,683	36	3,749	12	851	11	432	121

Totals	27	3,352	157	18,548	103	11,124	90	4,729	24	1,463	401

OWNED PROPERTY PORTFOLIO - SAME-PROPERTY GROWTH(11)

	Number of Properties	Revenues Less Operating Expenses % Change (9)
Owned properties, excluding MOBs	272	0.3
Medical office buildings	71	(0.2)

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of December 31, 2004

Dollars and Square Feet In Thousands

SECURED LOAN PORTFOLIO - OVERVIEW BY PROPERTY TYPE

	Property Count	Investment(2)	Beds/ Units(3)(4)	Facility Occupancy %(4)		Debt Service Coverage (4)(7)	Revenues (13)
				12/31/04	9/30/04
Hospital	2	$57,667	114 Beds	68	69	3.2	$6,038
Skilled Nursing	14	54,081	1,921 Beds	77	76	1.9	6,157
ALF & CCRC	10	28,952	703 Units	82	80	1.2	2,093

Totals	26	$140,700					$14,288

SECURED LOAN PORTFOLIO - OVERVIEW BY STATE

	Hospital		Skilled Nursing		ALF & CCRC		Total
State	No.	Investment	No.	Investment	No.	Investment	No.	Investment
TX	1	$35,950	—	$—	2	$3,171	3	$39,121
NC	—	—	3	12,040	1	3,442	4	15,482
CO	—	—	2	15,712	—	—	2	15,712
WI	—	—	1	6,577	1	743	2	7,320
TN	—	—	—	—	2	6,816	2	6,816
GA	—	—	2	4,494	2	1,168	4	5,662
IN	—	—	1	4,217	—	—	1	4,217
Other	1	21,717	5	11,041	2	13,612	8	46,370

Totals	2	$57,667	14	$54,081	10	$28,952	26	$140,700

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of December 31, 2004

Dollars and Square Feet In Thousands

UNCONSOLIDATED JOINT VENTURES(4)

	Property Count	Property Type	Investment(2)	Beds/ Units (3)(5)(6)	Square Feet (3)(5)(6)	Occupancy %(5)(6)		Number of States
						12/31/04	9/30/04
HCP MOP LLC(8)	94	MOB	$53,710	—	5,336	88	88	14
Other	6	Various	6,796	1,123	—	78	79	4

Totals	100		$60,506

(1)	Excludes sold assets, assets held for sale and unsecured loans.
(2)	Investment represents the historical cost of the Company’s real estate investments and the net book value of our unconsolidated joint ventures and secured loans receivable.
(3)	Hospitals and skilled nursing facilities are measured by bed count. Assisted living facilities and CCRCs are apartment-like facilities and are stated in units (studio, 1 or 2 bedroom apartments). Medical office buildings and other health care facilities are measured in square feet.
(4)	Information for the Company’s hospitals, skilled nursing facilities and assisted living facilities and CCRCs was derived solely from information provided by the tenants and mortgagors without verification of its accuracy.
(5)	Excludes facilities under development.
(6)	Excludes newly completed facilities under start-up, vacant facilities and facilities when data is not available or meaningful.
(7)	Results are for a twelve-month historical period and include impact of management fee of 2% for hospitals and 5% for skilled nursing facilities, assisted living and CCRCs.
(8)	The Company is the managing member of HCP Medical Office Portfolio, LLC, an unconsolidated joint venture, and has a 33% interest therein.
(9)	Same property growth reflects comparable facilities for the twelve months ended December 31, 2004 versus December 31, 2003 and excludes the effect of ARC straight-line rent revision in the fourth quarter of 2004.
(10)	Revenue excludes non-property specific revenue, equity income from unconsolidated joint ventures and revenue from assets held for sale.
(11)	Excludes sold assets and assets held for sale.
(12)	Operating expenses exclude depreciation and amortization.
(13)	Includes revenue on investments at December 31, 2004.